U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 17, 2006

                            Crawford Lake Mining Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

          333-131017                                  Applied For
    (Commission File No.)                 (IRS Employer Identification No.)

                                4372 Greta Street
                               Burnaby, BC V5J 1N8
                                  604-435-1141

(Address and telephone number of principal executive offices and place of business)


          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Section 5 -- Corporate Governance and Management

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

Effective August 17, 2006, the following Directors resigned from the Board of Directors and/or Principal Officers of the registrant.

John Fiddick

The Director resigning has stated in their resignation letter that his resignation does not in any way imply or infer that there is any dispute or disagreement relating to the Company's operations, policies or practices.

The  following  individuals  have been  appointed by to our Board of  Directors,
effective   August  17,   2006:

Name                Age     Position
----                ---     --------
Denis Gallant       33      President,  Chief Financial Officer and Director


Denis Gallant comes with over 10 years of experience in the finance and accounting field. Denis has gained many years of valuable experience holding various senior positions in finance within companies reporting to the Securities and Exchange Commission of the United States. Mr. Gallant speaks two languages and holds a Bachelor of Business Administration degree with a Major in Accounting.

Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits
(a)        Financial Statements of business acquired
                        Not applicable
(b)        Pro forma financial information
                         Not applicable
(c)        Exhibits
                         Exhibit 17.1      Letter of Resignation of John Fiddick


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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 18, 2006

                                   Crawford Lake Mining Inc.
                                   By:       Denis Gallant

                                   /s/ Denis Gallant
                                   -----------------------------------------
                                   Denis Gallant, President